Exhibit 99.3
SKYPE TECHNOLOGIES S.A.
AND SUBSIDIARIES
Unaudited Interim Consolidated Financial Statements
As of June 30, 2005 and 2004

CONTENTS	Pages

Interim Consolidated Balance Sheets	1-2

Interim Consolidated Statements of Operations	3

Interim Consolidated Statements of Changes in Stockholders’ Equity	4

Interim Consolidated Statements of Cash Flows	5

Notes to the Interim Consolidated Financial Statements	6-12

Skype Technologies S.A.
and Subsidiaries
INTERIM CONSOLIDATED BALANCE SHEETS
As of June 30, 2005 (unaudited) and December 31, 2004
(expressed in thousands of USD)

	June 30, 2005	December 31,
ASSETS	(Unaudited)	2004
Current assets

Cash and cash equivalents	20,883	18,625
Deposits	2,541	730
Trade accounts receivable	6,117	2,583
Other receivables	234	495
Prepaid expenses and other current assets	220	88

Total current assets	29,995	22,521

Non current assets
Deposits	98	133

	98	133

Fixed assets, at historical cost	647	339
Less: accumulated depreciation	(115)	(36)

	532	303

Total assets	30,625	22,957

The accompanying notes are an integral part of these interim consolidated financial statements.

Skype Technologies S.A.
and Subsidiaries
INTERIM CONSOLIDATED BALANCE SHEETS
As of June 30, 2005 (unaudited) and December 31, 2004
(expressed in thousands of USD)

LIABILITIES AND		June 30, 2005	December 31,
STOCKHOLDERS' EQUITY	Notes	(Unaudited)	2004
Current liabilities
Accounts payable
Trade payables		6,752	3,974
Payable to related parties	5	396	173
Other payables		3,271	1,876

		10,419	6,023

Accrued liabilities	3	2,503	2,484
Deferred revenue		13,005	6,031

Total current liabilities		25,927	14,538

Stockholders’ Equity	4, 7
Common stock		475	475
Series A-1 preferred stock		86	86
Series A-2 preferred stock		118	118
Series B preferred stock		274	274

Additional paid-in capital		34,609	21,013

Accumulated deficit		(22,653)	(14,615)

Deferred compensation cost		(8,367)	—

Accumulated other comprehensive income		156	1,068

Total stockholders’ equity		4,698	8,419

Total liabilities and stockholders’ equity		30,625	22,957

The accompanying notes are an integral part of these interim consolidated financial statements.

Skype Technologies S.A.
and Subsidiaries
INTERIM CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
For the six-month periods ended June 30, 2005 and 2004
(expressed in thousands of USD)

	June 30, 2005	June 30, 2004
	(Unaudited)	(Unaudited)
Revenues	23,716	—
Cost of sales (excluding depreciation and amortization), of which $384 (2004: $ nil) with related parties	(17,532)	—
Research and software development costs, of which $595 (2004: $1,382) with related parties	(3,482)	(1,382)
Selling, general and administrative expenses	(10,793)	(2,887)
Depreciation and amortization	(79)	(2)

Operating loss	(8,170)	(4,271)

Interest income	121	76
Exchange gain/(loss), net	176	(12)

Loss before income taxes	(7,873)	(4,207)

Income tax expense	(165)	(3)

Net loss	(8,038)	(4,210)

The accompanying notes are an integral part of these interim consolidated financial statements.

Skype Technologies S.A.
and Subsidiaries
INTERIM CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY
For the six-month period ended June 30, 2005 (unaudited) and the year ended December 31, 2004
(expressed in thousands of USD except number of shares)

	Number of							Accumulated other
	common stocks	Number of preferred			Additional paid-in	Deferred		comprehensive
	outstanding	stocks outstanding	Common stock	Preferred stock	capital	compensation	Accumulated deficit	income/(loss)	Total

			US$’ 000	US$ ’000	US$ ’000	US$ ’000	US$ ’000	US$ ’000	US$ ’000

Balance as of December 31, 2003	320,502	136,554	475	204	3,520	—	(3,013)	(98)	1,088

Stock issuance as of March 26, 2004
• Series A-2 preferred stocks		52

Stock issuance as of March 26, 2004
• Series B preferred stocks		180,756		274	17,493				17,767

Comprehensive loss:
• Loss for the year							(11,602)		(11,602)
• Other comprehensive income
Currency Translation Adjustment								1,166	1,166

Total Comprehensive Loss									(10,436)

Balance as of December 31, 2004	320,502	317,362	475	478	21,013	—	(14,615)	1,068	8,419

On May 03, 2005
• Stock option plan issue					12,003	(7,418)			4,585

On June 30, 2005
• Amortization of deferred compensation					1,593	(949)			644

Comprehensive loss:
• Loss for the period							(8,038)		(8,038)
• Other comprehensive loss
Currency Translation Adjustment								(912)	(912)

Total Comprehensive Loss									(8,950)

Balance as of June 30, 2005 (Unaudited)	320,502	317,362	475	478	34,609	(8,367)	(22,653)	156	4,698
The accompanying notes are an integral part of these interim consolidated financial statements.

Skype Technologies S.A.
and Subsidiaries
INTERIM CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
For the six-month periods ended June 30, 2005 and 2004
(expressed in thousands of USD)

	Six months	Six months ended
	ended June 30, 2005	June 30, 2004
	(Unaudited)	(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	(8,038)	(4,210)
Adjustments to reconcile net loss to net cash provided by/(used in) operating activities:
Depreciation and amortization	79	2
Compensation cost on stock options	5,252	—
Changes in operating assets and liabilities:
- (increase) in trade accounts receivable	(3,534)	(44)
- (increase)/decrease in other receivables	261	(509)
- (increase) in prepaid expenses and other current assets	(132)	(86)
- increase in trade payables	2,778	285
- increase in payable to related parties	223	—
- decrease in accrued liabilities	19	1,266
- increase/(decrease) in other payables	1,395	(360)
- increase in deferred revenue	6,974	12
- (increase) in deposits	(1,778)	(110)

Net cash provided by/(used in) operating activities	3,499	(3,754)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of fixed assets, net of disposals	(341)	(36)

Net cash used in investing activities	(341)	(36)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sale of stock	—	17,767

Net cash provided by financing activities	—	17,767

Increase in cash and cash equivalents	3,158	13,977
Effect of exchange rate changes on cash	(900)	(195)

Cash and cash equivalents at beginning of the period	18,625	1,772

Cash and cash equivalents at end of the period	20,883	15,554

During the periods ended June 30, 3005 and 2004, there has been no material interest and taxes paid.

Skype Technologies S.A.
and Subsidiaries
NOTES TO THE INTERIM CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(CONTINUED)
As of June 30, 2005 and 2004
(expressed in USD)
NOTE 1 — ORGANIZATION, NATURE OF OPERATIONS AND HISTORY
Skype Technologies S.A. (the “Company”) and its subsidiaries together form the Skype group (the “Group”). The Company is a limited liability company incorporated and domiciled in Luxembourg. The Company was incorporated on November 3, 2003 and has its registered office at 15, rue Notre-Dame L-2240 Luxembourg.
Skype is a Global peer-to-peer (“P2P”) Voice-Over-Internet Protocol (“VoIP”) Group which offers consumers free, superior-quality calling worldwide as well as providing the capability to paying customers to connect to telephone networks and benefit from VoIP related paid services. The Group mainly operates in the U.S., Latin America, Europe and Asia.
NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The accompanying unaudited consolidated interim financial statements include the accounts of Skype Technologies S.A. and its wholly owned subsidiaries (collectively, the “Group”) as of and for each of the six month periods ended June 30, 2005 and 2004.
In the opinion of the management all adjustments (consisting of adjustments of a normal recurring nature) considered necessary for a fair presentation of the financial position and results of operations have been included. Operating results of the six-month period ended June 30, 2005 are not necessarily indicative of results to be expected for the full year. The financial statements presented in this report should be read in conjunction with the consolidated financial statements as of December 31, 2004 and 2003 and for each of the years ended.

Skype Technologies S.A.
and Subsidiaries
NOTES TO THE INTERIM CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(CONTINUED)
As of June 30, 2005 and 2004
(expressed in USD)
NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — CONTINUED
The reporting currency of the Group is the USD (US$ or $). The functional currency of the Group and most of its subsidiaries is the Euro (“EUR”).
The accounting policies are consistent with those presented in the consolidated financial statements as of December 31, 2004 and 2003.
Stock Options
Beginning with the stock options granted in May 2005, the Group accounts for stock options and stock-based compensation granted to employees in accordance with the provisions of Accounting Principles Board Opinion No. 25 (“APB 25”), “Accounting for Stock Issued to Employees”. Under APB 25, no compensation expense is recognized for stock options issued to employees with an exercise price equal to or greater than the fair value of the underlying shares at the grant date. Options issued with an exercise price less than the fair value result in deferred compensation which is recorded within shareholder’s equity and amortized to expense over the vesting period.
APB 25 does not apply to stock options granted to selected non-employees. Stock options granted to selected non-employees have been accounted for under the fair value model in accordance with Statement of Financial Accounting Standards No. 123 (“SFAS 123”), “Accounting for Stock-Based Compensation” and Issue 96-18 “Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling Goods or Services”.
Payment processing costs
Payment processing costs are expensed as incurred and included under the caption “cost of sales.”
NOTE 3 — ACCRUED LIABILITIES
Accrued liabilities include the following items as of June 30, 2005 and December 31, 2004:
Credit card fine provision
Consistent with most pay services conducted over the internet, the Group has experienced fraudulent credit card usage and is subject to the potential fines which credit card companies may impose in such circumstances. The Group has recorded a provision of $0.8 million as of June 30, 2005 (December 31, 2004: $0.7 million) in respect of this risk which represents the Group’s best estimate of the probable risk based on information available.
Chargeback provision
The chargeback provision amounts to $0.3 million as of June 30, 2005 (December 31, 2004: $0.6 million) and relates to costs charged by financial institutions in relation with fraudulent credit card usage over the internet.

Skype Technologies S.A.
and Subsidiaries
NOTES TO THE INTERIM CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(CONTINUED)
As of June 30, 2005 and 2004
(expressed in USD)
NOTE 4 — STOCK-BASED COMPENSATION
In 2005, the Board of Directors and Shareholders of the Company approved the implementation of a stock option plan (the “Plan”). Options may be granted by the Board of Directors to employees on a discretionary basis within the limits established by the law and the authorizations granted by the general meeting of the shareholders of the Company.
One option entitles the holder to subscribe to one ordinary share in the capital of the Company. The total number of ordinary shares available under the Plan shall not exceed 52,900, unless a new authorization is granted to the Board of Directors by a general meeting of shareholders of the Company. The options are valid for a period of 8 years as of the effective grant date as indicated in the option agreement of each beneficiary and vest ratably generally over a 4-year period. The option starts vesting retroactively on the date which the holder starts his employment or relationship with any Group company. A seniority of one year in the Group is required however to benefit from the option scheme, failing which no options vest.
The strike price shall be based on a valuation of the ordinary shares of the Company approved by the Board of Directors. Vested and unvested options may be transferred subject to conditions and restrictions. The transfer of ordinary shares acquired further to the exercise of unvested options shall be subject to the conditions or restrictions. The Plan’s rules are completed or amended according to territorial riders taking into account geographically based requirements applicable to specific grants.
Statement of Financial Accounting Standards No. 123 (“SFAS 123”), “Accounting for Stock-Based Compensation” provides an alternative to APB 25 in accounting for stock-based compensation issued to employees. SFAS 123 provides for a fair-value-based method of accounting for employee stock options and similar equity instruments. Companies that elect to continue to account for stock-based compensation arrangements under APB 25 are required by SFAS 123 to disclose the pro forma effect on net income/(loss) as if the fair-value-based method proposed by SFAS 123 had been adopted. Skype is accounting for stock-based compensations arrangements under APB 25.
Pro forma information regarding net loss is required by SFAS 123 as if the Company had accounted for its employee stock options under the fair value method. The fair value of the Company’s options was estimated at the date of grant using the minimum value method, based on the following weighted average assumptions for the period ended June 30, 2005, the Company’s first stock options issue being granted in May 2005: risk-free interest rates of 3.2%; expected dividend yield and volatility of zero; and a weighted average expected life for all options of four years.

Skype Technologies S.A.
and Subsidiaries
NOTES TO THE INTERIM CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(CONTINUED)
As of June 30, 2005 and 2004
(expressed in USD)
NOTE 4 — STOCK-BASED COMPENSATION — CONTINUED
Because the determination of the fair value of the Company’s options is based on assumptions described above, and because additional option grants are expected to be made in future periods, this pro forma information is not likely to be representative of the pro forma effects on reported net income or loss for future periods.
For purposes of pro forma disclosures, the estimated fair value of the options is amortized to expense over the options’ vesting period. The following table illustrates the net loss that would have occurred had the Company accounted for its stock options under the provisions of SFAS 123.

6 months to June 30, 2005
(unaudited)
US$ ’000
Net loss as reported:	(8,038)
Add: stock option-based employee compensation included in the reported net loss	2,499
Deduct: stock option-based employee compensation expense determined based on fair value method	(2,520)

Pro forma net loss	(8,059)

A summary of stock options activity under the plans is as follows:

		Weighted average
	Number of options	exercise price in $

Outstanding as of January 1, 2005	—	—

2005 Activity:
Granted	29,905	15.73
Exercised	—	—
Expired/ Forfeited	—	—

Outstanding as of June 30, 2005	29,905	15.73

Skype Technologies S.A.
and Subsidiaries
NOTES TO THE INTERIM CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(CONTINUED)
As of June 30, 2005 and 2004
(expressed in USD)
NOTE 4 — STOCK-BASED COMPENSATION — CONTINUED
The following table summarizes information about stock options outstanding as of June 30, 2005:

		Options outstanding		Options exercisable
Weighted average
remaining
	Number outstanding	contractual life	Weighted average	Number exercisable	Weighted average
Exercise price	as of 6/30/05	(in years)	exercise price in $	as of 6/30/05	exercise price in $

$15.73	29,905	7.90	15.73	11,587	15.73
NOTE 5 — RELATED PARTY TRANSACTIONS
Software license
In November 2003, Skype signed an agreement with a software development company which granted Skype a perpetual non exclusive license on its software, with exclusive use of the software for the limited purpose of providing P2P telephony, multi-directional video communications between end users via the internet. The founders of this software company are also founding shareholders (and senior management) of Skype.
In remuneration of license rights granted to Skype, the software company receives a royalty fee which was $0.4 million for the period ended June 2005 (for the period ended June 2004: $ nil) and which is capped at $2.0 million per year.
In addition to the license rights, the Company also received consulting services from the same related party in connection with the development of their software and also applications. Costs incurred in relation to these consulting services, amounted to $0.1 million for the period ended June 30, 2005 (for the period ended June 30, 2004: $1.1 million).
As of June 30, 2005, the amount payable under these contracts is $0.3 million (2004: $48,187). During the period ended June 30, 2005, a total amount of $0.3 million has been paid in relation to the above contracts.

Skype Technologies S.A.
and Subsidiaries
NOTES TO THE INTERIM CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(CONTINUED)
As of June 30, 2005 and 2004
(expressed in USD)
NOTE 5 — RELATED PARTY TRANSACTIONS — CONTINUED
Consulting services
In August 2003, Skype signed an agreement to receive professional services from a minority shareholder of the Company. Such professional services consist of assistance for the development of the Skype software and the operating systems of Skype. Costs incurred in relation to these consulting services, amounted to $0.5 million for the period ended June 30, 2005 (for the period ended June 30, 2004: $0.3 million).
As of June 30, 2005, the amount payable under this contract is $0.1 million (2004: $0.1 million). During the period ended June 30, 2005, a total amount of $0.5 million has been paid in relation with these consulting services.
NOTE 6 — COMMITMENTS AND CONTINGENCIES
The Company and its subsidiaries are contingently liable with respect to lawsuits and other matters that arise in the normal course of business. Management is of the opinion that while it is impossible to ascertain the ultimate legal and financial liability with respect to these contingencies, the ultimate outcome of these contingencies is not anticipated to have a material effect on the Group’s financial position and operations.
NOTE 7 — SUBSEQUENT EVENTS
Stock options
In July 2005, the Board of Directors granted an additional 5,851 options to employees, directors and consultants at a strike price of €1,218 ($1,473), representing the fair value of the options at that time. These options have similar terms and conditions than those granted in May 2005 and described under note 4.

Skype Technologies S.A.
and Subsidiaries
NOTES TO THE INTERIM CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(CONTINUED)
As of June 30, 2005 and 2004
(expressed in USD)
NOTE 7 — SUBSEQUENT EVENTS — CONTINUED
Shareholders’ agreement with Tom Online
On August 17, 2005, the Company entered into a shareholders’ agreement with Tom Online (BVI) Limited and Tom Online Inc. (together “Tom Online”) by which Tom Online and the Group incorporated Tel-Online Limited. The objective of Tel-Online Limited is to create, market and distribute a customized version of the Skype software in China and to develop and host a mutually-branded website. Tom Online and the Group respectively own 51% and 49% of Tel-Online Limited. The Group invested $49 for its 49% shareholding.
Stockholders’ transactions
In July 2005, the Company issued 757 shares of series A-1 preferred stocks for a nominal value of €946.25 ($1,137.77) against the exercise of outstanding warrants.
In October 2005, eBay Inc. (California, USA) acquired 100% of all shares of the Company for a total consideration approximating €2,100 million ($2,600 million) with an additional potential earn-out of up to €1,200 million ($1,500 million). At the acquisition date on October 14, 2005 all outstanding warrants were exercised and all preferred shares were converted into ordinary shares. In addition, the outstanding options on the company’s shares were either exercised into ordinary shares, which were purchased by eBay Inc, or converted into eBay Inc. options.
Related parties
During July and August, the Group granted promissory notes to some of its senior management for a total amount of €2.0 million ($2.4 million). Such amounts were fully reimbursed on September 30, 2005. These promissory notes carried interest at LIBOR rate plus 0.02% per annum.